                                                                 EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL

                            TO TENDER FOR EXCHANGE
             OUTSTANDING WARRANTS TO PURCHASE CLASS A COMMON STOCK
                                      OF
                                 ALPHARMA INC.
                 PURSUANT TO THE OFFER DATED OCTOBER 21, 1998

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 20, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE").


                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

  If you desire to accept the Offer, this Letter of Transmittal should be completed, signed, and submitted to the Depositary or the Subdepositary:

                       The Depositary for the Offer is:
                               BankBoston, N.A.

By Registered or Certified  By Hand:                                       By Overnight Delivery:
Mail:
BankBoston, N.A.            Securities Transfer & Reporting Services, Inc. BankBoston, N.A.
Attn: Corporate             c/o Boston EquiServe LP                        Attn: Corporate
Reorganization                                                             Reorganization
P.O. Box 8029               1 Exchange Place                               150 Royall Street
Boston, MA 02266-8029       55 Broadway, 3rd floor                         Canton, MA 02021
                            New York, NY 10006

                 The Subdepositary for the Offer in Norway is:
                                  Alpharma AS

              By Hand/Overnight:                    By Mail:
              Alpharma AS                           Alpharma AS
              Attn: Sverre Bjertnes                 Attn: Sverre Bjertnes
              Harbitzalleen 3                       Harbitzalleen 3, P.O. Box
                                                    158
              Skoyen N-0212, Oslo,                  Skoyen N-0212, Oslo,
              Norway                                Norway

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION YOU MAY CONTACT THE DEPOSITARY, THE SUBDEPOSITARY, DIANE M. CADY, VICE PRESIDENT, INVESTOR RELATIONS OF THE COMPANY, OR SVERRE BJERTNES, VICE PRESIDENT, FINANCE INTERNATIONAL OF ALPHARMA AS, AT THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS SPECIFIED IN THE OFFER.


                                     BOX 1
                       DESCRIPTION OF WARRANTS TENDERED
                (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
-------------------------------------------------------------------------------

                                                                               AGGREGATE
                                                                               NUMBER OF         AGGREGATE
NAME(S) AND ADDRESS(ES) OF REGISTERED WARRANTHOLDER(S),     CERTIFICATE        WARRANTS          NUMBER OF
EXACTLY AS NAME(S) APPEAR(S) ON WARRANT CERTIFICATE(S)     NUMBER(S) OF      EVIDENCED BY        WARRANTS
              (PLEASE FILL IN, IF BLANK)                     WARRANTS*      CERTIFICATE(S)      TENDERED**
----------------------------------------------------------------------------------------------------------
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                                              TOTAL

-------------------------------------------------------------------------------
  *  Need not be completed by persons tendering by book-entry transfer.
 ** Unless otherwise indicated in this column, all Warrants evidenced by all Warrant Certificates identified in this box or delivered to the Depositary or the Subdepositary herewith shall be deemed tendered. See Instruction 4.

                                     BOX 2

                              BENEFICIAL OWNER(S)
-------------------------------------------------------------------------------

  STATE OF PRINCIPAL RESIDENCE OF EACH BENEFICIAL OWNER OF   AGGREGATE NUMBER OF TENDERED WARRANTS HELD FOR
                     TENDERED WARRANTS                                ACCOUNT OF BENEFICIAL OWNER
-----------------------------------------------------------------------------------------------------------
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------

  The undersigned hereby acknowledges receipt of the Offer dated October 21, 1998 of Alpharma Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which, as amended or supplemented from time to time collectively constitute the Company's Offer (the "Offer") to exchange any and all of the outstanding warrants to purchase (the "Warrants") shares of Class A common stock, $.20 par value per share (the "Shares") of the Company for a number of newly issued Shares determined pursuant to an exchange formula, as described herein (the "Exchange Formula"). Each outstanding Warrant represents right of the holder of such Warrant to purchase 1.061 Shares at $20.69 in cash per Share on or before the expiration date of the Warrants which is the close of business on January 3, 1999 unless extended by the Company in its discretion. Warrants which are not exercised prior to the expiration date will cease to be exercisable. See the Offer under the caption "Description of the Capital Stock and the Warrants." The number of Shares to be issued for each Warrant pursuant to the Offer is the result of dividing (i) the sum of $1.00 plus the Warrant Spread (as defined) by (ii) the Average Market Price (as defined) (the "Exchange Formula"). "Warrant Spread" means 1.061 times the result of subtracting $20.69 from the Average Market Price. The Average Market Price will be the arithmetic average (rounded to the nearest cent) of the closing prices of the Shares on the New York Stock Exchange (the "NYSE") on each of the ten consecutive days on which the Shares trade on the NYSE commencing on the first day following the filing of the Company's Form 10-Q Report for the period ended September 30, 1998. The Company expects to file such Form 10-Q Report on or about October 30, 1998. The Company will not be required to issue any fractional Shares. Warrantholders will receive cash in lieu of any such fractional Shares, calculated on the basis of the Average Market Price. The issuance of Shares pursuant to the Offer has not been registered under the Securities Act of 1933, as amended, pursuant to an exemption thereunder. See the Offer under the caption "Certain Consequences of Shares Not Being Registered Under the Securities Act of 1933." The Shares and the Warrants, except for the Sissener Warrants (as defined), are listed for trading on the NYSE. The newly issued Shares will also be listed for trading on the NYSE. Capitalized terms used but not defined herein have the meanings ascribed to them in the Offer.

  The Letter of Transmittal is to be used by Warrantholders if (i) certificates evidencing tendered Warrants are to be physically delivered to the Depositary or the Subdepositary herewith by such Warrantholders; (ii) tender of Warrants is to be made by book-entry transfer to the Depositary's account at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the caption "The Exchange Offer-- Procedures for Tendering Warrants" in the Offer; or (iii) tender of Warrants is to be made according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Procedures for Tendering Warrants--Guaranteed Delivery" in the Offer; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

  Warrantholders that are tendering by book-entry transfer to the Depositary's account at the Book-Entry Transfer Facility can execute the tender through ATOP for which the transaction will be eligible. The Book-Entry Transfer Facility participants that are accepting the Offer must transmit their acceptances to the Book-Entry Transfer Facility which will verify the acceptance and execute a book-entry delivery to the Depositary's account at the Book-Entry Transfer Facility. The Book-Entry Transfer Facility will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by the Book-Entry Transfer Facility will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

  The undersigned hereby tenders the Warrants described in the box entitled "Description of Warrants Tendered" above (the "Tendered Warrants") pursuant to the terms and conditions described in the Offer and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Warrants and the undersigned represents that it is either (i) the beneficial owner of the Tendered Warrants ("Beneficial Owners") or (ii) it has received from each Beneficial Owne a duly completed and executed form of "Instruction to Registered Warrantholder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

  Subject to, and effective upon, the acceptance for exchange of the Tendered Warrants, the undersigned hereby assigns and transfers to, or upon the order of, the Company, all right, title, and interest in, to, and under the Tendered Warrants.

  Please issue the Shares exchanged for Tendered Warrants in the name(s) of the undersigned. Similarly please send or cause to be sent the certificates for the Shares (and accompanying documents, as appropriate) to the undersigned at the address shown in the box entitled "Description of Warrants Tendered" above.

  The undersigned hereby irrevocably constitutes and appoints the Depositary and the Subdepositary and each of them as the true and lawful agents and attorneys in fact of the undersigned with respect to the Tendered Warrants, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver the Tendered Warrants to the Company or cause ownership of the Tendered Warrants to be transferred to, or upon the order of, the Company, on the books of the registrar for the Warrants and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Depositary or the Subdepositary, as the undersigned's agent, of the Shares to which the undersigned is entitled upon acceptance by the Company of the Tendered Warrants pursuant to the Offer and in accordance with the terms of the Offer.

  The undersigned understands that tenders of Warrants pursuant to the procedures described under the caption "The Exchange Offer" in the Offer and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer, subject only to withdrawal of such tenders on the terms set forth in the Offer under the caption "The Exchange Offer--Withdrawal Rights." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Warrants and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Warrants are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company, the Depositary or the Subdepositary as necessary or desirable to complete and give effect to the transactions contemplated hereby.

  The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

[_]CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED HEREWITH.

[_]CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (BOX 3).

[_]CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (BOX 4).

               BOX 3                                     BOX 4


     USE OF GUARANTEED DELIVERY                USE OF BOOK-ENTRY TRANSFER
        (SEE INSTRUCTION 2)

                                                  (SEE INSTRUCTION 1)

  TO BE COMPLETED ONLY IF WARRANTS          TO BE COMPLETED ONLY IF DELIVERY
 ARE BEING TENDERED BY MEANS OF A          OF TENDERED WARRANTS IS TO BE
 NOTICE OF GUARANTEED DELIVERY.            MADE BY BOOK-ENTRY TRANSFER.

                                           Name of Tendering Institution:
 Name(s) of Registered                     __________________________________
 Warrantholder(s):                         Account Number:
 __________________________________

                                           __________________________________
 Date of Execution of Notice of            Transaction Code Number:
 Guaranteed Delivery:                      __________________________________
 __________________________________

 Name of Institution which Guaran-
 teed Delivery:
 __________________________________

                                     BOX 5

                       TENDERING WARRANTHOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
 X _____________________________________________________
 X _____________________________________________________
      (SIGNATURE OF REGISTERED WARRANTHOLDER(S) OR
                  AUTHORIZED SIGNATORY)

 Note: The above lines must be signed by the registered
 Warrantholder(s) as their name(s) appear(s) on the Warrant certificates. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

 Name(s):
      ________________________________________________
      ________________________________________________
 Capacity:
      ________________________________________________
      ________________________________________________

 Street Address:
            ____________________________________________
            ____________________________________________
            ____________________________________________
                        (INCLUDE ZIP CODE)
 Area Code and Telephone Number: _______________________

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)
 Authorized Signature
 X _____________________________________________________
 Name: _________________________________________________
                       (PLEASE PRINT)
 Title: ________________________________________________
 Name of Firm: _________________________________________
       (MUST BE AN ELIGIBLE INSTITUTION AS DEFINED IN
                       INSTRUCTION 2)
 Address:
      ________________________________________________
      ________________________________________________
                     (INCLUDE ZIP CODE)
 Area Code and Telephone Number: _______________________
 Dated: ________________________________________________

                         CERTIFICATE OF FOREIGN STATUS



                        Name (if joint names, list first and circle the name
 SUBSTITUTE             of the person or entity whose number you enter in
                        Part 1 below. See instructions if your name has
                        changed.)
 FORM W-8              --------------------------------------------------------
                        Address


 DEPARTMENT OF
 THE TREASURY          --------------------------------------------------------
 INTERNAL               City, State and ZIP Code
 REVENUE
 SERVICE

                       --------------------------------------------------------
                        List account number(s) here (optional)


                       --------------------------------------------------------

                        PART 1--PLEASE PROVIDE YOUR U.S. TAX-     U.S. Social
                        PAYER IDENTIFICATION NUMBER ("TIN")       Security
                        (IF ANY) IN THE BOX AT RIGHT AND CER-     Number or
                        TIFY BY SIGNING AND DATING BELOW          TIN (if any)

                       --------------------------------------------------------
                        PART 2--Check the box if you are an exempt foreign person under backup withholding rules of the Internal Revenue Code because (1) you are a nonresident alien individual or a foreign corporation, partnership, estate, or trust and (2) you are an individual who has not been, and plans not to be, present in the United States for a total of 183 days or more during the calendar year and (3) you are neither engaged, nor plan to be engaged during the year, in a U.S.
                        trade or business that has effectively connected
                        gains from transactions with a broker or barter exchange. [_]
                       --------------------------------------------------------

                        CERTIFICATION--UNDER THE PENALTIES OF
                        PERJURY, I CERTIFY THAT THE INFORMA-        PART 3--
                        TION PROVIDED ON THIS FORM IS TRUE,       Awaiting
                        CORRECT AND COMPLETE.                     TIN [_]

                        Signature: _____________  Date: ______

                          PAYOR'S NAME: ALPHARMA INC.



                        Name (if joint names, list first and circle the name
 SUBSTITUTE             of the person or entity whose number you enter in
                        Part 1 below. See instructions if your name has
                        changed.)
 FORM W-9              --------------------------------------------------------
                        Address


 DEPARTMENT OF
 THE TREASURY          --------------------------------------------------------
 INTERNAL               City, State and ZIP Code
 REVENUE
 SERVICE

                       --------------------------------------------------------
                        List account number(s) here (optional)


                       --------------------------------------------------------

                        PART 1--PLEASE PROVIDE YOUR TAXPAYER      Social
                        IDENTIFICATION NUMBER ("TIN") IN THE      Security
                        BOX AT RIGHT AND CERTIFY BY SIGNING       Number or
                        AND DATING BELOW                          TIN

                       --------------------------------------------------------

                        PART 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because
                        (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [_]

                       --------------------------------------------------------

                        CERTIFICATION--UNDER THE PENALTIES OF
                        PERJURY, I CERTIFY THAT THE INFORMA-        PART 3--
                        TION PROVIDED ON THIS FORM IS TRUE,       Awaiting
                        CORRECT AND COMPLETE.                     TIN [_]

                        Signature: _____________  Date: ______

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                   FORMING PART OF THE TERMS AND CONDITIONS
                                 OF THE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND WARRANTS. A properly completed and duly executed copy of this Letter of Transmittal and any documents required by this Letter of Transmittal must be received by the Depositary or the Subdepositary at their respective addresses set forth herein, and either certificates for Tendered Warrants must be received by the Depositary or the Subdepositary at the addresses set forth herein or such Tendered Warrants must be transferred pursuant to the procedures for book-entry transfer described in the Offer under the caption "The Exchange Offer--Procedure for Tendering Warrants" (and a confirmation of such transfer received by the Depositary), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Warrants, this Letter of Transmittal and all other required documents to the Depositary or the Subdepositary, including delivery through any Book-Entry Transfer Facility is at the option and risk of the tendering Warrantholder and the delivery will be deemed made only when actually received by the Depositary or the Subdepositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Warrantholder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Warrants should be sent to the Company. Neither the Company nor the registrar is under any obligation to notify any tendering Warrantholder of the Company's acceptance of Tendered Warrants prior to the closing of the Offer.

  2. GUARANTEED DELIVERY PROCEDURES. Warrantholders who wish to tender their Warrants but whose Warrant certificates are not immediately available, and who cannot deliver their Warrant certificates, this Letter of Transmittal or any other documents required hereby to the Depositary or Subdepositary prior to the Expiration Date must tender their Warrants according to the guaranteed delivery procedures set forth below, including completion of Box 3. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the Warrantholder; (ii) prior to the Expiration Date, the Depositary must have received from the Warrantholder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the Warrantholder, the certificate number(s) of the Tendered Warrants and the principal amount of Tendered Warrants, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Warrants and any other required documents will be deposited by the Eligible Institution with the Depositary; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Warrants in proper form for transfer, must be received by the Depositary within three New York Stock Exchange trading days after the Expiration Date. Any Warrantholder who wishes to tender Warrants pursuant to the guaranteed delivery procedures described above must ensure that the Depositary receives the Notice of Guaranteed Delivery relating to such Warrants prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Warrantholder who attempted to use the guaranteed delivery process.

  3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED WARRANTHOLDERS. Only a Warrantholder in whose name Tendered Warrants are registered in the Warrant Register (or the legal representative or attorney-in-fact of such registered Warrantholder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Warrants who is not the registered Warrantholder must arrange promptly with the registered Warrantholder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered Warrantholder of the Instructions to Registered Warrantholder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

  4. PARTIAL TENDERS. If less than the entire aggregate number of Warrants held by the Warrantholder is tendered, the tendering Warrantholder should fill in the aggregate number tendered in the columns labeled "Aggregate Number of Warrants Tendered" of the box entitled "Description of Warrants Tendered" above. The entire number of Warrants delivered to the Depositary of the Subdepositary will be deemed to have been tendered unless otherwise indicated. If the entire number of all Warrants held by the Warrantholder is not tendered, then Warrants for the number of Warrants not tendered and Shares issued in exchange for any Warrants tendered and accepted will be sent to the Warrantholder at his or her registered address.

  5. SIGNATURES ON THE LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Warrantholder(s) of the Tendered Warrants, the signature must correspond with the name(s) as written on the face of the Tendered Warrants without alteration, enlargement or any change whatsoever.

  If any of the Tendered Warrants are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Warrants are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Warrants are held.

  If this Letter of Transmittal is signed by the registered Warrantholder(s) of Tendered Warrants, and Shares issued in exchange therefor are to be issued (and any untendered principal amount of Warrants is to be reissued) in the name of the registered Warrantholder(s), then such registered Warrantholder(s) need not and should not endorse any Tendered Warrants, nor provide a separate stock power. In any other case, such registered Warrantholder(s) must either properly endorse the Tendered Warrants or transmit a properly completed separate stock power with this Letter of Transmittal, with the signature(s) on the endorsement or stock power guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered Warrantholder(s) of any Tendered Warrants, such Tendered Warrants must be endorsed or accompanied by appropriate stock powers, in each case, signed as the name(s) of the registered Warrantholder(s) appear(s) on the Tendered Warrants, with the signature(s) on the endorsement or stock power guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Tendered Warrants or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

  Endorsements on Tendered Warrants or signatures on stock powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

  6. TRANSFER AND STOCK ISSUANCE TAXES. The Company will pay all transfer or stock issuance taxes, if any, applicable to the exchange of Tendered Warrants pursuant to the Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Warrants pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered Warrantholder or on any other person) will be payable by the tendering Warrantholder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such taxes will be billed directly to such tendering Warrantholder.

  7. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the Warrantholder(s) of any Tendered Warrants which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a Warrantholder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Warrantholder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Warrantholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

  To prevent backup withholding payments with respect to gain on the deemed redemption of fractional Shares, each Warrantholder of Tendered Warrants must provide such Warrantholder's correct TIN by completing the enclosed Substitute Form W-8 or W-9, as applicable, certifying that the TIN provided is correct (or that such Warrantholder is awaiting a TIN), and that (i) the Warrantholder has not been notified by the Internal Revenue Service that such Warrantholder is subject to backup withholding as a result of failure to report all interest or dividends; (ii) the Internal Revenue Service has notified the Warrantholder that such Warrantholder is no longer subject to backup withholding; or that
(iii) the Warrantholder is a foreign individual for Federal Tax purposes.

  The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

  8. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Warrants will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Warrants not validly tendered or any Warrants the Company's acceptance of which would, in the opinion of the Company or their counsel, be unlawful. The Company also reserves the right to waive any conditions of the Offer or defects or irregularities in tenders of Warrants as to any ineligibility of any Warrantholder who seeks to tender Warrants in the Offer. The interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Warrants must be cured within such time as the Company shall determine. Neither the Company, the Depositary, the Subdepositary nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Warrants, nor shall any of them incur any liability for failure to give such notification. Tenders of Warrants will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Warrants received by the Depositary or the Subdepositary that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Depositary to the tendering Warrantholders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  9. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Offer in the case of any Tendered Warrants.

  10. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Warrants or transmittal of this Letter of Transmittal will be accepted.

  11. MUTILATED, LOST, STOLEN OR DESTROYED WARRANTS. Any tendering Warrantholder whose Warrants have been mutilated, lost, stolen or destroyed should contact the Depositary at the address indicated herein for further instructions.

  12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer or this Letter of Transmittal may be directed to the Depositary, the Subdepositary, Diane M. Cady, Vice President Investor Relations of the Company or Sverre Bjertnes, Vice President Finance International of Alpharma AS, at their respective addresses indicated in the Offer. Warrantholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

  13. ACCEPTANCE OF TENDERED WARRANTS AND ISSUANCE OF WARRANTS; RETURN OF WARRANTS. Subject to the terms and conditions of the Offer, the Company will accept for exchange all validly tendered Warrants as soon as practicable after the Expiration Date and will issue Shares therefor as soon as practicable after the required documentation has been received. For purposes of the Offer, the Company shall be deemed to have accepted tendered Warrants when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Depositary. If any Tendered Warrants are not exchanged pursuant to the Offer for any reason, such unexchanged Warrants will be returned, without expense, to the undersigned at the address shown in the box entitled "Description of Warrants Tendered" above.

  14. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Offer under the caption "The Exchange Offer--Withdrawal Rights."

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